EXHIBIT 99.1
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                    Certification of Chief Executive Officer
           pursuant to 18 U.S.C. SECTION 1350, as adopted pursuant to
                  Section 906 of the SARBANES-OXLEY ACT OF 2002

         I, Myron Levy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES-OXLEY ACT OF 2002, that the Annual Report of Herley Industries, Inc. on Form 10-K for the fiscal year ended July 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Herley Industries, Inc.

Dated:   October 21, 2002                   By:         /s/ Myron Levy
                                                     -----------------------
                                                     Myron Levy
                                                     Chief Executive Officer

                    Certification of Chief Executive Officer
           pursuant to 18 U.S.C. SECTION 1350, as adopted pursuant to
                  Section 906 of the SARBANES-OXLEY ACT OF 2002

         I, Anello C. Garefino, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES-OXLEY ACT OF 2002, that the Annual Report of Herley Industries, Inc. on Form 10-K for the fiscal year ended July 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Herley Industries, Inc.

Dated:   October 21, 2002                   By:         /s/ Anello C. Garefino
                                                     -------------------------
                                                     Anello C. Garefino
                                                     Chief Financial Officer